UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2017

PARKER-HANNIFIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio		44124-4141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable
(Former name or former address, if changed since last report.)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).         Emerging Growth Company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2017, the Board of Directors of the Company elected Todd M. Leombruno, age 47, as Vice President and Controller of the Company, effective July 1, 2017. In this position, Mr. Leombruno will succeed Catherine A. Suever as principal accounting officer of the Company. Ms. Suever will remain principal financial officer of the Company with the title Executive Vice President - Finance & Administration and Chief Financial Officer. Mr. Leombruno will serve for a term expiring in October 2017, or until a successor is elected, except in the case of death, resignation, or removal. Mr. Leombruno was Vice President and Controller of the Engineered Materials Group since January 2015; and Director of Investor Relations of the Company from June 2012 to January 2015. Mr. Leombruno is not a party to any transaction described in Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

Mr. Leombruno is now eligible to participate in the Company’s executive compensation program, as described in the Company’s Proxy Statement for the Annual Meeting of Shareholders held in October 2016. Specifically, on June 12, 2017, the Human Resources and Compensation Committee of the Board of Directors of the Company took the following actions regarding Mr. Leombruno’s compensation effective July 1, 2017:

1.	approved an increase in Mr. Leombruno’s annual base salary to $325,000;

2.	awarded an increase in Mr. Leombruno’s General RONA Bonus target payout amount to $97,000;

3.	awarded an increase in Mr. Leombruno’s Target Incentive Bonus target award to a target amount of $65,000; and

4.	granted Mr. Leombruno’s the following additional target LTIP award shares:

LTIP Award	Additional Target LTIP Award Shares
Calendar Year 2015-16-17	172
Calendar Year 2016-17-18	555
Calendar Year 2017-18-19	900

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By: /s/ Joseph R. Leonti ______________________________
Joseph R. Leonti
Vice President, General Counsel and
Secretary
Date: June 15, 2017